Exhibit 10.2

BLACKSTONE MORTGAGE TRUST, INC.

2016 MANAGER INCENTIVE PLAN

1. Purpose. The purpose of the Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby the Manager and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.

(b) “Affiliate” means, with respect to any Person, (i) any other Person that directly or indirectly controls, is controlled by or is under common control with such Person and/or (ii) to the extent provided by the Committee, any person or entity in which such Person has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Award” means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit and Other Stock-Based Award granted under the Plan.

(d) “Award Agreement” means the document or documents by which each Award is evidenced, which may be in written or electronic form.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii) during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company or its Subsidiaries to any Person that is not an Affiliate of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means a committee of the Board appointed by the Board to administer the Plan, or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such committee or subcommittee thereof has been appointed, the Board, or the Board to act in lieu of any such committee or subcommittee.

(i) “Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(j) “Company” means Blackstone Mortgage Trust, Inc., a Maryland corporation, and any successor thereto.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l) “Effective Date” means April 20, 2016, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s stockholders.

(m) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act and (ii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(n) “Eligible Person” means the Manager or any of its Affiliates.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(p) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(q) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee or the Board to be the fair market value of the Common Stock.

(r) “GAAP” has the meaning given such term in Section 7(d) of the Plan.

(s) “Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.

(t) “Management Agreement” means that certain Management Agreement, dated as of March 26, 2013, by and between the Company and the Manager, as may be amended, restated, supplemented, replaced or otherwise modified from time to time, pursuant to which the Manager provides management services to the Company and its Subsidiaries.

(u) “Manager” means BXMT Advisors L.L.C., a Delaware limited liability company.

(v) “Minimum Vesting Period” shall mean, with respect to any Award, one year.

(w) “NYSE” means the New York Stock Exchange.

(x) “Option” means an Award granted under Section 7 of the Plan. Options granted under the Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.

(y) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(z) “Other Stock-Based Award” means an Award that is granted under Section 10 of the Plan.

(aa) “Participant” means an Eligible Person who has been selected by the Committee or the Board to participate in the Plan and to receive an Award pursuant to the Plan.

(bb) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(cc) “Plan” means this Blackstone Mortgage Trust, Inc. 2016 Manager Incentive Plan, as it may be amended and restated from time to time.

(dd) “Prior Plans” means the Blackstone Mortgage Trust, Inc. 2013 Stock Incentive Plan and the Blackstone Mortgage Trust, Inc. 2013 Manager Incentive Plan.

(ee) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ff) “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(gg) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(hh) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(ii) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(jj) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(kk) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(ll) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person, or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(mm) “Termination” means the termination of the Manager’s services to the Company and its Affiliates under the Management Agreement.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. No additional Awards may be granted under the Prior Plans on or following the Effective Date.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, or pursuant to the authorization of the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder

(unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not become available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Charter or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 2,400,000 shares of Common Stock, less any shares of Common Stock issued or subject to awards granted under the Blackstone Mortgage Trust, Inc. 2016 Stock Incentive Plan (the “Absolute Share Limit”) shall be available for Awards under the Plan and (ii) subject to Section 12 of the Plan, grants of Awards in respect of no more than 930,000 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company.

(c) To the extent that an Award expires or is canceled, forfeited or terminated without delivery to the Participant of the full number of shares of Common Stock to which the Award, related, the undelivered shares will be returned to the Absolute Share Limit and will again be available for grant under the Plan. Shares of Common Stock shall be deemed to have been issued in settlement of Awards, if the Fair Market Value equivalent of such shares is paid in cash; provided, however, that no shares shall be deemed to have been issued in settlement of a SAR that only provides for settlement in cash and settles only in cash. In no event shall (i) shares tendered or withheld on the exercise of Options or other Award, for the payment of the exercise or purchase price or withholding taxes, (ii) shares not issued upon the settlement of a SAR that settles in shares of Common Stock (or could settle in shares of Common Stock), or (iii) shares purchased on the open market with cash proceeds from the exercise of Options, again become available for other Awards under the Plan.

(d) Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Exercise Price. The exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant).

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, that no Award Agreement shall contain a vesting period of less duration than the Minimum Vesting Period. Except as set forth in Section 13(g) hereto, the Committee shall not accelerate vesting of an Option. Options shall expire after such period, as may be determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option Period”); provided, that if the Option Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the thirtieth (30th) day following the expiration of such prohibition.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit, in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. The strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. Solely in the case of a SAR that may be settled in Common Stock, a SAR granted independent of an Option:

(i) shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, that no Award Agreement shall contain a vesting period of less duration than the Minimum Vesting Period; and

(ii) shall expire in such manner and on such date or dates or upon such event or events as determined by the Committee and shall expire after such period, as may be determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

Solely in the case of a SAR that may be settled in Common Stock, except as set forth in Section 13(g) hereto, the Committee shall not accelerate vesting of any such SAR.

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess, if any, of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee in its sole discretion. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Options. The Committee shall have the power in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than, or in addition to, the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c) Vesting. Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, that no Award Agreement shall contain a vesting period of less duration than the Minimum Vesting Period. Except as set forth in Section 13(g) hereto, the Committee shall not accelerate vesting of Restricted Stock or Restricted Stock Units.

(d) Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable

Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE

BLACKSTONE MORTGAGE TRUST, INC. 2016 MANAGER INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN BLACKSTONE MORTGAGE TRUST, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF BLACKSTONE MORTGAGE TRUST, INC.

10. Other Stock-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 13(a) of the Plan. Grants of Other Stock-Based Awards that may be settled in shares of Common Stock shall contain a vesting period of less duration than the Minimum Vesting Period. Except as set forth in Section 13(g) hereto, the Committee shall not accelerate vesting.

11. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder:

(a) General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including, without limitation, a Change in Control); or (ii) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such proportionate substitution or adjustment, if any, as it deems equitable, including without limitation, adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or

Strike Price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 12 shall be conclusive and binding for all purposes.

(b) Change in Control. Without limiting the foregoing, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) substitution or assumption of Awards, or to the extent the surviving entity (or Affiliate thereof) is unwilling to permit substitution or assumption of the Awards, full acceleration of the vesting of any time-vested Awards, and acceleration of any performance-vested Awards (based on actual performance through the date of such Change in Control and on a pro-rata basis); or

(ii) cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor).

For purposes of clause (i) above, substitution of an Award may include conversion of the shares of Common Stock underlying such Award into shares of the buyer (or Affiliate thereof), or, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, into cash, property or other securities having an equivalent value as the Award (as determined consistent with clause (ii) above), which conversion shall not affect any continued vesting requirements of the Award. For the avoidance of doubt, any such substitution of an Award shall not provide for the acceleration of any vesting requirements of the Award and no Awards shall vest solely as a result of such substitution. Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c) No Automatic Acceleration. No Award Agreement shall provide for automatic acceleration of the vesting of any time-vested Awards or performance-vested Awards upon a Change in Control.

(d) Other Requirements. Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(e) Fractional Shares. Any adjustment provided under this Section 12 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination shall be made without stockholder approval if (i) such stockholder approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12 of the Plan); or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to Section 12(c) of the Plan without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the Plan and the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Termination); provided, that, other than pursuant to Section 12 or the terms of an Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that, except as set forth in Section 13(g) hereto, the Committee shall not alter or amend any Award in a manner that would accelerate the vesting of such Award.

(c) No Repricing. Notwithstanding anything in the Plan to the contrary, without stockholder approval, except as otherwise permitted under Section 12 of the Plan or the terms of an Award Agreement, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR (including such Awards with an Exercise Price or Strike Price, as applicable, with a value above the current Fair Market Value of such Award) and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award upon a Termination, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by such Participant to whom such Award was granted. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or its Affiliates.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to any other Eligible Person.

(c) Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs; or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than, or in addition to, the passage of time) (although dividends, dividend equivalents or other similar payments may be accumulated in respect of unearned Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) As a condition to the grant of any Award, it shall be required that a Participant satisfy, when such taxes are otherwise due with respect to such Award, through a cash payment by the Participant, or in the discretion of the Committee, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other applicable taxes of any kind required or permitted to be withheld in connection with such Award.

(ii) Without limiting the generality of clause (i) above, the Committee may (but is not obligated to), in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP) having a Fair Market Value equal to such withholding liability; or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

(e) Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f) No Claim to Awards; No Rights to Continued Service; Waiver. No Eligible Person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board.

(g) Termination. In the event of a Termination, and notwithstanding any provision of the Plan to the contrary, (i) if such Termination occurs by action of the Company (other than as a result of the breach by the Manager of the Management Agreement) or by action of the Manager as a result of the breach by the Company of the Management Agreement, all unvested Awards held by the Participant(s) shall vest in full as of such Termination; and (ii) if such Termination occurs for any other reason, including by action of the Manager (other than as a result of the breach by the Company of the Management Agreement) or by action of the Company as a result of the breach by the Manager of the Management Agreement, (A) all vesting with respect to such Participant’s Award shall cease; and (B) any unvested Award shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination; provided, that, notwithstanding anything contained in the Plan to the contrary, in connection with any Termination, the Committee shall reasonably determine whether or not to permit a Participant to retain, vest or continue to vest in an Award notwithstanding such Participant’s Termination.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable); over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (B) in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Stock-Based Awards, or the underlying shares in respect thereof.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(k) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any information, opinion, report, or statement, including any financial statement or other financial data, prepared or presented by any officer or employee of the Company whom the Committee reasonably believes to be reliable and competent in the matters presented; a lawyer, certified public accountant, or other person, as to a matter which the Committee reasonably believes to be within the person’s professional or expert competence; another committee of the Board on which a Committee member does not serve, as to matters within its designated authority, if the Committee reasonably believes such committee to merit confidence; and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(m) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof.

(n) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(o) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(p) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered

“deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(q) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in detrimental activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including, without limitation, fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award Agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, all of the Participant’s outstanding awards will be cancelled and/or the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(r) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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